UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☑  Soliciting Material Pursuant to §240.14a-12

MAIDENFORM BRANDS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☐            Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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(2)	Form, Schedule or Registration Statement No.:

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The following communication was prepared for use by Maidenform Brands, Inc. (“Maidenform”) in connection with the proposed acquisition of Maidenform pursuant to the terms of the Agreement and Plan of Merger, dated July 23, 2013, by and among Maidenform, Hanesbrands Inc. (“Hanes” or “Hanesbrands”) and General Merger Sub Inc.

Maidenform Town Hall Script

MAURICE:

•	Good morning everyone, and thanks for joining us on short notice.

•	With me today is Chris Vieth, our Chief Financial Officer and Chief Operating Officer, and Robin Costa, our Senior Vice President of Human Resources.

•	As you know, earlier today we announced that Maidenform is going to be acquired by Hanesbrands, one of the world’s leading apparel companies, for $575 million.

•	This is clearly big news for us all so it was important that you hear this news from us first and that we all get together to talk about it more this morning.

•
First and foremost, it’s important for you to remember that nothing will be changing overnight.  This morning’s announcement was the first step in a process that will take time to play out over the coming months.

[Pause]

•
Now to kick things off, I’m going tell you some things about Hanes that you may not know and the benefits of the combination; Chris will discuss the transaction in greater depth, and then Robin will go over what it means for you.  We’ll then open up the floor for Q&A.

•	Working in the apparel industry, most of you are familiar with Hanes to some extent. For those less familiar, let me provide a brief overview of the Company and its operations.

•	Hanes has approximately 51,500 employees in more than 25 countries.

•	They sell T-shirts, bras, panties, men’s underwear, children’s underwear, socks, hosiery, casualwear and activewear that are all produced in the Company’s low-cost global supply chain.

•	Hanes markets apparel under some of the world’s best apparel brands, including Hanes, Champion, Playtex, Bali, JMS/Just My Size, barely there, Wonderbra and Gear for Sports.

•
By bringing our innovative, exciting products to Hanes, we will significantly expand their growth potential in the intimate apparel category and better enable them to serve customers through enhanced product innovation and offerings, consumer insights and brand marketing and investment.

•	Specifically our average-figure bra business nicely complements Hanes’s full-figure bra business, and our well-recognized shapewear business supplements Hanes’s established panty business.

•	For Maidenform, this transaction is terrific because it will enable us to maximize the potential of our brands and to create additional growth opportunities for our business.

•	We expect Maidenform will benefit in many ways from being part of a larger, more diverse portfolio of iconic intimate apparel brands.

•
For example, we will be able to accelerate our product innovation, and with access to Hanes’s robust global infrastructure and supply chain, we’ll be able to maximize our value to retailers and customers.

•	And that’s just the beginning.

•
Of course there are bound to be changes and I know you will have questions.  Please keep in mind that this process will take time and we promise to communicate with you openly and honestly throughout.  Robin will talk more about this in a minute.

•	Before turning it over to Chris though, I want to tell you how proud I am of all that we have accomplished together.

•	It is your hard work, passion and innovative spirit that has driven Maidenform to become the strong and vibrant company it is today.

•	From One Fab Fit, to Comfort Devotion, to our international expansion, to growing our sales through the mass channel – we’ve made some incredible strides and couldn’t have done it without you.

•	I want to thank you for all that you do every day and tell you that I believe that Maidenform has an even brighter future ahead.

•	This transaction is an important affirmation of the Maidenform brands, our prospects and the efforts and dedication of our team.

•	With that, I’d like to pass the microphone to Chris, who will talk more about the specifics of the transaction.

CHRIS:

•	Thanks, Maurice.

•	As most of you have seen by now, Hanes has agreed to acquire all of Maidenform’s outstanding shares for $23.50 per share in cash, or approximately $575 million.

•	The transaction price represents a premium of approximately 23 percent to yesterday’s closing share price and a premium of approximately 30 percent to our average closing price over the past 30 days.

•
The decision to pursue this combination was not taken lightly.  It was thoroughly considered by our board of directors and senior management team as part of an evaluation of potential strategic options for the company.

•	Ultimately, we decided that joining with Hanes was in the best interests of our shareholders and offered greater value than could be achieved with our standalone strategic plan.

•	This is an extremely compelling transaction from a financial perspective for our shareholders, and that includes any of you with equity in the Company.

•	But in addition to being a terrific outcome for our shareholders, Maidenform will continue to grow as a result of this transaction.

•	The combination presents lots of opportunities by combining our respective strengths and capabilities and cross-introducing new products.

•	However, as Maurice said, it is important to remember that today’s news is the first step of the process.

•	This transaction is subject to a number of customary closing conditions and is not anticipated to close until the fourth quarter of 2013.

•	Therefore, for the next several months, we will continue to operate as two separate companies.

•	We must compete and conduct business as usual, focusing on growing our respective organizations.

•	There are strict rules about what can be said regarding a merger before it has been approved. Violations of these rules are subject to legal action.

•	To make it easier, I’ve outlined here some DO’s and DON’Ts.

•
Please contact the legal department if anyone from outside the company contacts you for information about Hanes, Maidenform or the acquisition.  This could be a vendor, supplier, a retailer, trade group or any other third party.

•	Please contact me or the legal department if you’re contacted by a representative of the news media (or someone purporting to be with the news media).

•
We remind you to be responsible in your use of technology.  Appropriate discretion should be used in any communication, via social media, email or otherwise, and all such communications should adhere to the Maidenform Employee Guidelines.

•	Continue to treat our business as it relates to Hanes exactly as you have in the past.

•	You shouldn’t contact employees at Hanes and they shouldn’t contact you regarding this transaction.

•	Please don’t seek any information about Hanes from or speculate about the acquisition with, suppliers, vendors, retailers or others outside the course of normal business operations.

•	And lastly, please don’t discuss the acquisition or speculate about the potential integration with your colleagues.

•	As always – we are counting on you to keep focused on doing your jobs. You should continue working together to bring the best products to our customers around the world.

•	Now, to talk a little bit about HR matters, I’d like to turn the floor over to Robin.

ROBIN:

•	Thanks Chris, and hello everyone.

•	As Chris just mentioned, the transaction is still in its early stages and we don’t anticipate any significant changes for some time.

•	I realize, however, that you all probably have compensation and benefits questions on your minds.

•	You will continue to receive the same compensation and benefits at Maidenform up until the transaction closes.

•	In the coming months, we will begin to communicate information regarding integration planning to ensure a seamless transition once the deal closes.

•	One thing I can tell you now is that Hanes is a multinational company that offers competitive pay packages and benefits.

•	That said, it is too early to know specifics related to job opportunities or impacts, but we are committed to treating any affected employees fairly and with respect.

•	We are also committed to keeping you informed and will communicate any updates as promptly and openly as possible.

•	Again, nothing is expected to change immediately.

•	There are undoubtedly many questions, some of which we can answer today and others that we simply don’t have answers to yet.

•
If you have specific HR-related questions between now and closing, please feel free to submit them to the Corporate HR Mailbox at HRquestions@Maidenform.com. Of course, you can also reach out to your Manager or HR Manager, as always.

•	We have also set up a place on our intranet where we will post information about the transaction.

•
We understand that this can be a time of uncertainty.  However, as Chris mentioned, speculating with others about potential outcomes between now and when the transaction closes can be harmful and distracting.

•	We ask that you try your best not to engage in this speculation and instead remain focused on continuing to do your job well and performing for our customers.

•	We thank you for your many contributions to our success and look forward to your continued commitment to Maidenform.

•	With that, we will now open up the floor for a few questions.

# # #

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE SEC:

In connection with the proposed merger, Maidenform will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Maidenform’s website at ir.Maidenform.com or by contacting Maidenform’s investor relations department by telephone at (732) 621-2300 or via e-mail at ir@maidenform.com.

PARTICIPANTS IN THE SOLICITATION

Maidenform and its directors, executive officers and other members of its management and employees as well as Hanesbrands and its directors and officers may be deemed to be participants in the solicitation of proxies from Maidenform’s stockholders with respect to the merger. Information about Maidenform’s directors and executive officers and their ownership of Maidenform’s common stock is set forth in the proxy statement for Maidenform’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2013, Maidenform’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012, which was filed with the SEC on March 8, 2013,

Maidenform’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2013, which was filed with the SEC on May 9, 2013, and Maidenform’s Current Report on Form 8-K filed May 17, 2013. Information about Hanesbrands’ directors and officers is set forth in the proxy statement for Hanesbrands’ 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 21, 2013. Stockholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Maidenform’s directors and executive officers in the merger, which may be different than those of Maidenform’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD-LOOKING STATEMENTS:

This communication and Maidenform’s and Hanesbrands’ other public pronouncements contain forward-looking statements within the meaning of the U.S. federal securities laws, including, without limitation, statements regarding management’s expectations, beliefs, intentions or future strategies that are signified by the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects” or similar words or phrases, although not all forward-looking statements contain such identifying words.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which are based on information available to Maidenform or Hanesbrands on the date hereof. Although these expectations may change, Maidenform and Hanesbrands assume no obligation to update or revise publicly any forward-looking statements whether as a result of new information, future events or otherwise. Forward-looking statements necessarily involve risks and uncertainties, many of which are outside of Maidenform’s or Hanesbrands’ control, that could cause actual results to differ materially from such statements and from Maidenform’s historical results and experience. These risks and uncertainties include such things as: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to receive, on a timely basis or otherwise, the required approvals by Maidenform’s stockholders and government or regulatory agencies; the risk that a closing condition to the proposed merger may not be satisfied; the ability of Maidenform to retain and hire key personnel and maintain relationship with customers, suppliers and other business partners pending the consummation of the proposed merger; the possibility of disruption to Maidenform’s business from the proposed merger, including increased costs and diversion of management time and resources; general economic conditions; retail trends in the intimate apparel industry, including consolidation and continued growth in the development of private brands, resulting in downward pressure on prices, reduced floor space and other harmful changes; and other financial, operational and legal risks and uncertainties detailed from time to time in Maidenform’s and Hanesbrands’ cautionary statements in its respective filings with the SEC, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. For more information, see Maidenform’s and Hanesbrands’ respective filings with the SEC.

Hanes to Acquire Maidenform

Employee Town Hall
July 24, 2013

IMPORTANT INFORMATION

IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER WILL BE FILED WITH THE
SEC:
In connection with the proposed merger, Maidenform Brands, Inc. ("Maidenform ")
will file a proxy statement with the Securities and Exchange Commission (the
"SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT
WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.
Investors may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC's website at http://www. sec.gov. In addition, investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Maidenform's website at ir.Maidenform. com or by contacting
Maidenform's investor relations department by telephone at (732) 621-2300 or via e-mail at ir@maidenform. com.

PARTICIPANTS IN THE SOLICITATION
Maidenform and its directors, executive officers and other members of its management and employees as well as Hanesbrands Inc.
("Hanesbrands ") and its directors and officers may be deemed to be participants in the solicitation of proxies from Maidenform's stockholders with respect to the merger. Information about Maidenform's directors and executive officers and their ownership of Maidenform's common stock is set forth in the proxy statement for Maidenform's 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2013, Maidenform's Annual Report on Form 10-K
for the fiscal year ended December 29, 2012, which was filed with the SEC on
March 8, 2013, Maidenform's Quarterly Report on Form 10-Q for the quarter ended
March 30, 2013, which was filed with the SEC on May 9, 2013, and Maidenform's
Current Reports on Form 8-K filed May 17, 2013. Information about Hanesbrands'
directors and officers is set forth in the proxy statement for Hanesbrands'
2013 Annual Meeting of Stockholders, which was filed with the SEC on February
21, 2013. Stockholders and investors may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Maidenform's directors and executive officers in the merger, which may be different than those of Maidenform's stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.

FORWARD -LOOKING STATEMENTS:
This communication and Maidenform's and Hanesbrands' other public pronouncements contain forward -looking statements within the meaning of the
U.S. federal securities laws, including, without limitation, statements regarding management's expectations, beliefs, intentions or future strategies that are signified by the words "anticipates," "believes," "estimates,"
"expects," "intends," "plans," "potential," "predicts," "projects" or similar words or phrases, although not all forward -looking statements contain such identifying words. Investors and security holders are cautioned not to place undue reliance on these forward -looking statements, which are based on information available to Maidenform or Hanesbrands on the date hereof. Although these expectations may change, Maidenform and Hanesbrands assume no obligation to update or revise publicly any forward -looking statements whether as a result of new information, future events or otherwise. Forward -looking statements necessarily involve risks and uncertainties, many of which are outside of Maidenform's or Hanesbrands' control, that could cause actual results to differ materially from such statements and from Maidenform's historical results and experience. These risks and uncertainties include such things as: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to receive, on a timely basis or otherwise, the required approvals by Maidenform's stockholders and government or regulatory agencies; the risk that a closing condition to the proposed merger may not be satisfied; the ability of
Maidenform to retain and hire key personnel and maintain relationship with customers, suppliers and other business partners pending the consummation of the proposed merger; the possibility of disruption to Maidenform's business from the proposed merger, including increased costs and diversion of management time and resources; general economic conditions; retail trends in the intimate apparel industry, including consolidation and continued growth in the development of private brands, resulting in downward pressure on prices, reduced floor space and other harmful changes; and other financial, operational and legal risks and uncertainties detailed from time to time in Maidenform's and Hanesbrands' cautionary statements in its respective filings with the SEC, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. For
more information, see Maidenform's and Hanesbrands' respective filings with the
SEC.

Maurice Reznik

Chief Executive Officer

AGENDA

[] Introduction (Maurice Reznik) [] About Hanes [] Strategic Fit

[] Transaction Overview (Chris Vieth) [] What This Means for You (Robin Costa)
[] Q and A

ABOUT HANES

[] Hanes has approximately 51,500 employees in more than 25 countries

[] Hanes sells:

- T-shirts - Socks
- Bras - Hosiery
- Panties - Casualwear
- Men's underwear - Activewear
- Children's underwear

[] Hanes markets apparel under some of world's best apparel brands, including:

[] Hanes has strong growth prospects and is well-positioned for success

STRATEGIC FIT

[] Significantly expand Hanes' growth potential in intimate apparel

[] Help Hanes to serve customers through enhanced product innovation and offerings, consumer insights and brand marketing and investment

[] Complementary businesses

-- Maidenform's average -figure bra business nicely complements Hanes'
full-figure bra business

-- Maidenform's well-recognized shapewear fits nicely with Hanes' established panty business

[] As a result of this transaction, Maidenform will benefit from being part of a larger, more diverse company

-- Accelerated product innovation

-- Ability to maximize value to retailers and customers, with access to Hanes'
robust global infrastructure and supply chain

Chris Vieth

Chief Financial Officer  and  Chief Operating Officer

TRANSACTION OVERVIEW

Terms [] Definitive agreement entered into by Hanes and Maidenform [] $23.50 per share of Maidenform common stock in cash [] $575 million total transaction value
[] Unanimously approved by Hanes and Maidenform Board of Directors

Premium [] Approximately 23% to July 23(rd) closing share price of Maidenform
[] Approximately 30% to Maidenform average closing price over the past 30 days

Process [] Board thoroughly reviewed business and a wide range of options
[] Determined transaction likely offers greater value for shareholders than could be achieved with our standalone strategic plan

Key Conditions [] HSR approval
[] Shareholder approval
[] Customary closing conditions

Timetable [] Expected closing in fourth quarter of 2013

DO's and DON'T's

[] DO contact the legal department if anyone from outside the company contacts you for information about Hanes, Maidenform or the acquisition

[] DO contact Chief Financial Officer Chris Vieth or the legal department if you're contacted by a representative of the news media (or someone purporting to be with the news media) .

[] DO be responsible in your use of technology. Appropriate discretion should be used in any communication, via social media, email or otherwise, and all such communications should adhere to the Maidenform Employee Guidelines.

[] DO continue to treat our business in relation to Hanes just as you had before the acquisition announcement.

[] DON'T contact employees of Hanes, or vice versa, to discuss this transaction.

[] DON'T seek any information about Hanes from, nor speculate about the acquisition with, suppliers, vendors, retailers or others outside the course of normal business operations.

[] DON'T discuss the acquisition or speculate about the potential integration with your colleagues, as this can be harmful and distracting.

There are strict rules about what can be said regarding a merger before it has been approved, and violations of these rules are subject to legal action.

Robin Costa

SVP, Human Resources

WHAT THIS MEANS FOR YOU

[] Today's news is the first step of the process: nothing is expected to change immediately

[] You will continue to receive the same compensation and benefits at
Maidenform up until the transaction closes

[] Too early to know specifics about integration, or job opportunities or impacts

[] All employees will be treated fairly and with respect

[] Continue to operate business as usual as independent companies until transaction closes, which is expected to be in the fourth quarter of 2013

[] We will keep you informed and communicate any updates as promptly and openly as possible

Questions?

For any HR-related questions:

HRquestions@maidenform. com